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                         INDEPENDENT AUDITORS' CONSENT

The Board of Trustees
Life & Annuity Trust

The Board of Trustees
Norwest Select Funds:

    In connection with the combined registration statement/proxy statement on Form N-14 filed by the Wells Fargo Variable Trust, we consent to incorporation by reference of our reports.

                                          /S/ KPMG LLP


San Francisco, California
June 2, 1999